SUNAMERICA SERIES TRUST
Supplement to the Prospectus dated May 1, 2007
In the section titled “Fees and Expenses” under the sub-heading “Annual Portfolio Operating Expenses,” footnote (5) is amended to reflect that the Technology Portfolio is waiving 0.10% of its Management Fees effective November 1, 2007.
In the section titled “Fees and Expense,” the example for the Technology Portfolio under the “Example” is deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Technology Portfolio*
(Class 1 shares)	$121	$378	$654	$1,443
(Class 2 shares)	136	425	734	1,613
(Class 3 shares)	147	456	787	1,724

*	The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.
The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.

	1 year	3 years	5 years	10 years
Technology Portfolio
(Class 1 shares)	$108	$337	$585	$1,294
(Class 2 shares)	123	384	665	1,466
(Class 3 shares)	134	418	723	1,590
Date: November 9, 2007
Versions: Class 1, Version B; Class 2, Version G; Class 3, Version II; Combined Version 1 and Combined Master